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                     SECURITIES AND EXCHANGE COMMISSION

                           WASHINGTON, D.C.  20549

                           ----------------------

                                  FORM 8-K

                               CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934

                        Date of Report:  August 28, 1997
                Date of Earliest Event Reported: August 28, 1997

                           TELE-COMMUNICATIONS, INC.
             (Exact Name of Registrant as Specified in its Charter)

                                    DELAWARE
                 (State or Other Jurisdiction of Incorporation)

       0-20421                                                84-1260157
(Commission File Number)                                   (I.R.S. Employer
                                                          Identification No.)

                                TERRACE TOWER II
                                5619 DTC PARKWAY
                         ENGLEWOOD, COLORADO 80111-3000
          (Address of principal executive offices, including zip code)

       Registrant's telephone number, including area code: (303) 267-5500





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ITEM 5.          OTHER EVENTS.

                 At the Annual Meeting of Stockholders of Tele-Communications, Inc. (the "Company") held on August 28, 1997, the stockholders approved the Election of Directors Proposal, the TCI Ventures Group Stock Proposal and the Liberty Media Group Amendment Proposal. The proposal of certain stockholders (Proposal No. 4) was not approved. Following the Annual Meeting, the Certificate of Amendment to the Restated Certificate of Incorporation of the Company, dated August 28, 1997, containing the provisions implementing the TCI Ventures Group Stock Proposal and the Liberty Media Group Amendment Proposal (the "Certificate of Amendment"), was filed with the Secretary of State of the State of Delaware.

                 As a result, the Restated Certificate of Incorporation of the Company was amended to (i) redesignate the Tele-Communications, Inc. Series A Telephony Group Common Stock, par value $1.00 per share (the "Series A Telephony Group Common Stock"), as the Tele-Communications, Inc. Series A TCI Ventures Group Common Stock, par value $1.00 per share (the "Series A TCI Ventures Group Common Stock"), and the Tele-Communications, Inc. Series B Telephony Group Common Stock, par value $1.00 per share (the "Series B Telephony Group Common Stock" and, together with the Series A Telephony Group Common Stock, the "Telephony Group Common Stock"), as the Tele-Communications, Inc. Series B TCI Ventures Group Common Stock, par value $1.00 per share (the "Series B TCI Ventures Group Common Stock" and, together with the Series A TCI Ventures Group Common Stock, the "TCI Ventures Group Common Stock"), respectively, (ii) change the name of the Telephony Group to the TCI Ventures Group and redefine the assets and liabilities attributed to such group and (iii) provide for the reservation of shares of Series A TCI Ventures Group Common Stock for issuance upon conversion, exercise or exchange of certain convertible notes and options. The Certificate of Amendment also made corresponding changes to the terms of the Tele-Communications, Inc. Series A TCI Group Common Stock, par value $1.00 per share (the "Series A TCI Group Common Stock"), the Tele-Communications, Inc. Series B TCI Group Common Stock, par value $1.00 per share (the "Series B TCI Group Common Stock" and, together with the Series A TCI Group Common Stock, the "TCI Group Common Stock"), the Tele-Communications, Inc. Series A Liberty Media Group Common Stock, par value $1.00 per share (the "Series A Liberty Media Group Common Stock"), and the Tele-Communications, Inc. Series B Liberty Media Group Common Stock, par value $1.00 per share (the "Series B Liberty Media Group Common Stock" and, together with the Series A Liberty Media Group Common Stock, the "Liberty Media Group Common Stock"), to reflect the redesignation of the Telephony Group Common Stock as TCI Ventures Group Common Stock.

                 As a result of the approval of the Liberty Media Group Amendment Proposal, the Certificate of Amendment also amended the provisions of the Restated Certificate of Incorporation of the Company that permit the Company to redeem the Liberty Media Group Common Stock for stock of a wholly owned subsidiary of the Company that holds all of the assets and liabilities of the Liberty Media Group to allow such redemption for stock of a less than wholly owned subsidiary if the Company's ownership of and voting interest in such subsidiary is sufficient to satisfy the Internal Revenue Service requirements for a distribution of the Company's interest in such subsidiary to the holders of Liberty Media Group Common Stock to be tax free to such holders.

                 The TCI Ventures Group consists of the Company's principal international assets and substantially all of the Company's non-cable, non-programming domestic assets. Accordingly, the TCI Ventures Group Common Stock is intended to track the performance of such assets as the Company's interests in Teleport Communications Group, Inc., Sprint Spectrum Holdings, L.P., At Home Corporation, Tele-Communications International, Inc., United Video Satellite Group, Inc. and others.





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                 In accordance with the TCI Ventures Group Stock Proposal and pursuant to resolutions previously adopted by the Board of Directors of the Company, on August 12, 1997, the Company commenced an offer to exchange, upon the terms and subject to the conditions set forth in the Offering Circular of the Company, dated August 7, 1997, and the related Letters of Transmittal, (i) one share of Series A TCI Ventures Group Common Stock for each share of Series A TCI Group Common Stock validly tendered and not properly withdrawn prior to 5:00 p.m., New York City time, on September 10, 1997 (such date as may be extended from time to time in the sole discretion of the Company, the "Expiration Date"), up to a maximum of 188,661,300 shares of Series A TCI Group Common Stock (the "Series A Exchange Offer"), and (ii) one share of Series B TCI Ventures Group Common Stock for each share of Series B TCI Group Common Stock validly tendered and not properly withdrawn prior to the Expiration Date, up to a maximum of 16,266,400 shares of Series B TCI Group Common Stock (the "Series B Exchange Offer" and, together with the Series A Exchange Offer, the "Exchange Offers"). The Exchange Offers were conditioned on, among other things, stockholder approval of certain amendments to the Restated Certificate of Incorporation of the Company and the filing of the Certificate of Amendment with the Delaware Secretary of State. Such conditions have been satisfied.

                 The designations, rights, privileges and preferences of the TCI Ventures Group Common Stock are set forth in the Certificate of Amendment, which is incorporated by reference herein as an exhibit to this Form 8-K.

ITEM 7.          FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND
                 EXHIBITS.

(c)              The following exhibit is being filed with this Form 8-K:

         (99.1) Restated Certificate of Incorporation of the Company, dated August 4, 1994, as amended on August 4, 1994, August 16, 1994, October 11, 1994, October 21, 1994, January 26, 1995, August 3, 1995, August 3, 1995, January 25, 1996, January 25, 1996,
                 April 7, 1997 and August 28, 1997 (Incorporated herein by reference to Exhibit 1 of the Company's Registration Statement on Form 8-A/A (Amendment No. 1) (Commission File No. 0-20421)).






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                                   SIGNATURE

                 Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: August 28, 1997
                                      TELE-COMMUNICATIONS, INC.


                                      By: /s/ Stephen M. Brett
                                          ---------------------------
                                          Stephen M. Brett
                                          Executive Vice President and Secretary





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                                 EXHIBIT INDEX


Exhibit          Description
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(99.1)           Restated Certificate of Incorporation of the Company, dated
                 August 4, 1994, as amended on August 4, 1994, August 16, 1994,
                 October 11, 1994, October 21, 1994, January 26, 1995, August 3,
                 1995, August 3, 1995, January 25, 1996, January 25, 1996, April
                 7, 1997 and August 28, 1997 (Incorporated herein by reference to Exhibit 1 of the Company's Registration Statement on Form
                 8-A/A (Amendment No. 1) (Commission File No. 0-20421)).





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